Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of September 4, 2007 (the “Agreement”), by and between Nationwide Financial Services, Inc., a Delaware corporation (the “Company”), and UBS AG, London Branch (“UBS”), acting through UBS Securities LLC (“Agent”) as agent. Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company, UBS and Agent are parties to that certain Purchase Agreement, dated as of April 5, 2007 (the “Purchase Agreement”); and

WHEREAS, pursuant to the terms and conditions of the Purchase Agreement, the Company has the right, at its election, to deliver to UBS a number of whole shares of Common Stock (the “Shares”) (and a payment of cash in lieu of fractional shares, if any) equal to the Stock Settlement Amount; and

WHEREAS, in connection with the Company settling its obligations under the Purchase Agreement by Net Share Settlement, the Company and UBS are entering into this Agreement pursuant to Section 3(c) of the Purchase Agreement; and

WHEREAS, the Company has elected to discharge its obligations under the Purchase Agreement by Net Share Settlement pursuant to Section 3(c) thereof;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the Company and UBS hereby agree as follows:

SECTION 1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with UBS that, as of the date of the Prospectus (as defined below):

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) on Form S-3, as amended by the Post-Effective Amendment No. 1 to the Registration Statement, including a prospectus (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as amended by the Post-Effective Amendment No. 1 to the Registration Statement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated May 14, 2007 in the form first used to confirm sales of the Shares (or in the form first made available to UBS by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to UBS by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

(b) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission. The Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.

(c) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain, and as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, and (v) the Prospectus did not, as of its date, and, as amended or supplemented, if applicable, will not, on each Payment Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, or the Prospectus based upon information relating to UBS or Agent or the terms of the offering furnished to the Company in writing by UBS or Agent expressly for use therein.

(d) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the

Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(e) All of the issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(f) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where such failure to be so qualified in any such jurisdiction would not have a Material Adverse Effect (as defined below).

(g) All of the outstanding shares of capital stock of each Material Subsidiary of the Company identified in Annex 1 hereto (the “Material Subsidiaries”) have been duly authorized and validly issued, are fully paid and nonassessable and are owned (directly or through subsidiaries) by the Company free and clear of any security interests, claims, liens or encumbrances.

(h) Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where such failure to be so qualified in any such jurisdiction would not have a Material Adverse Effect.

(i) The Shares have been duly and validly authorized and, when issued and delivered as provided in the Purchase Agreement, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares, when issued and delivered as provided in the Purchase Agreement, will be free of any restriction upon the voting or transfer thereof pursuant to the Company’s charter or bylaws or any agreement or other instrument to which the Company is a party.

(j) The Common Stock of the Company, including the Shares, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, any Basic Prospectus, the Prospectus or any free writing prospectus.

(k) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, rehabilitation, reorganization, moratorium or similar laws relating to creditors of insurance companies or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to the discretion of the court before which any proceeding therefore may be brought and except with respect to the obligations of the Company regarding indemnification and contribution as provided in Section 6 below, which may be limited by principles of public policy.

(l) Neither the Company nor any of its Material Subsidiaries is in violation of its charter, certificate or articles of incorporation, bylaws or code of regulations (or similar organizational document), as the case may be, nor, except where such default would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Material Subsidiaries is a party or by which they may be bound, or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject.

(m) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including without limitation the issuance, sale and delivery of the Shares by the Company, will not (i) result in any violation of the charter, certificate or articles of incorporation, bylaws or code of regulations (or similar organizational document), as the case may be, of the Company or any of its Material Subsidiaries or any statute or any order, rule or regulation of any court or insurance regulatory authority or other governmental agency or body, (ii) require the approval of any such court or insurance regulatory authority or other governmental agency or body, except such approvals as may be required under state securities or Blue Sky laws, or (iii) except as would not have a Material Adverse Effect, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Material Subsidiaries under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Material Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject.

(n) Other than as disclosed in the Prospectus, there is no action, suit or proceeding before or by any court, insurance regulatory body, arbitrator or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company, threatened, against or affecting the Company or any of its Material Subsidiaries, wherein an unfavorable ruling, finding or decision would have a Material Adverse Effect.

(o) The financial statements of the Company and its consolidated subsidiaries included in the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated; and, for the periods specified the statements of operations, shareholders’ equity and cash flows present fairly the results of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP or Statutory Accounting Practices, where applicable, the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

(p) The Company maintains (a) a system of internal control over financial reporting, as such term is defined in Rule 13a-15(f) of the Exchange Act and (b) disclosure controls and procedures, as such term is defined in Rule 13a-15(e) of the Exchange Act. To the knowledge of the Company, as of the date hereof, its internal control over financial reporting is effective, its disclosure controls and procedures were effective as of the end of the quarter ended June 30, 2007, and the Company is not aware of any material weakness in its internal control over financial reporting; it being understood that the management of the Company has not conducted an evaluation of the Company’s internal control over financial reporting for any period after June 30, 2007.

(q) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated therein by reference (i) there has been no change, nor any development or event involving a prospective change which would reasonably be expected to, individually or in the aggregate, (A) have a material adverse effect on the condition, financial or otherwise, the earnings, business affairs, or results of operations of the Company, or the Company and its subsidiaries taken as a whole, (B) adversely affect the issuance or validity of the Shares, or (C) adversely affect the consummation of any of the transactions contemplated by this Agreement (each, a “Material Adverse Effect”), (ii) there has been no increase in the long term debt of, or guaranteed by, the Company or any of its subsidiaries considered as a whole, and (iii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business and as otherwise stated in the Prospectus, which would have a Material Adverse Effect.

(r) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), although certain separate accounts of subsidiaries of the Company and mutual funds managed and distributed by the Company and its subsidiaries are required to register as investment companies under the 1940 Act.

SECTION 2. Representations and Warranties of UBS. UBS agrees with the Company:

(a) UBS is a corporation organized and existing under the laws of Switzerland, with corporate power and authority to own its properties and conduct its business. Agent is a limited liability company organized and existing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business.

(b) UBS has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by each of UBS. This Agreement constitutes a valid and binding agreement of each of UBS and is enforceable against each of UBS in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies.

SECTION 3. Covenants of the Company. The Company agrees with UBS:

(a) Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or Prospectus or supplement (including the Prospectus or any preliminary prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to UBS of such timely filing. The Company will promptly advise (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b) If any event shall occur or condition exist as a result of which the Prospectus conflicts with the information contained in the Registration Statement then on file, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to UBS and to any dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, when delivered to a prospective purchaser, be misleading or so that the Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(c) As soon as practicable, the Company will make generally available to its security holders and to UBS an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(d) To the extent not available via the Commission’s Electronic Data, Gathering, Analysis and Retrieval System, the Company will furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to UBS during the period mentioned in Section 3(i) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(e) The Company will use its best efforts, in cooperation with UBS, to arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as UBS may designate, will maintain such qualifications in effect so long as required for the distribution of the Shares and will pay any fee of the Financial Industry Regulatory Authority, in connection with its review of the offering of the Shares; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

(f) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(g) The Company will furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and will not use or refer to any proposed free writing prospectus to which you reasonably object.

(h) The Company will not take any action without UBS’ consent that would result in UBS or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of UBS that UBS otherwise would not have been required to file thereunder.

(i) If, during such period after the first date of the public offering of the Shares, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by either UBS or Agent, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will forthwith prepare, file with the Commission and furnish, at its own expense, to UBS upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(j) To use its best efforts to cause the Shares to be listed for quotation on the NYSE and to maintain such listing.

(k) That it consents to UBS trading in the Common Stock for UBS’ own account and for the account of its clients.

SECTION 4. Covenants of UBS. UBS covenants with the Company that (a) it has not made, and will not make any offer relating to the Shares that would constitute a free writing prospectus, without the prior consent of the Company, which consent shall not be unreasonably withheld, (b) any free writing prospectus used or referred to by it will not be subject to broad unrestricted dissemination and will not be required to be filed with the Commission, in accordance with Rule 433 under the Securities Act, as a result of any action taken or caused to be taken by UBS, which is not consented to in advance by the Company, and (c) any free writing prospectus used or referred to by it, except any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, as to which UBS makes no representation or warranty, complied in all material respects with the Securities Act. For the avoidance of doubt, the foregoing shall not restrict UBS from making customary announcements under Rule 134 of the Securities Act.

SECTION 5. Conditions to UBS’ Obligations. The obligations of UBS are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date of the Prospectus, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company shall have requested and caused LeBoeuf, Lamb, Greene & MacRae LLP, special counsel for the Company, to have furnished to UBS their opinion, dated the date of the Prospectus and addressed to UBS, to the effect that:

(i) the Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

(ii) the Shares have been duly authorized and, when delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable;

(iii) the execution, delivery and performance of this Agreement, and the issuance and sale of the Shares by the Company, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Restated Certificate of Incorporation or Restated Bylaws of the Company;

(iv) the Company meets the requirements for use of Form S-3 under the regulations of the Securities Act; the Registration Statement has become effective under the Securities Act; the required filing of the Basic Prospectus, any preliminary prospectus and the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and the notes thereto and the related statements, supporting schedules and other financial and statistical information included or referred to therein or omitted therefrom, and the documents filed as part thereof or previously filed with the Commission and incorporated therein by reference to Item 12 of Form S-3, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules thereunder;

(v) this Agreement has been duly authorized, executed and delivered by the Company;

(vi) the statements in the Prospectus under the caption “Description of Capital Stock,” insofar as it purports to constitute a summary of the legal matters referred to therein, fairly and accurately presents the information disclosed therein in all material respects;

(vii) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as defined under the 1940 Act, although certain separate accounts of subsidiaries of the Company, and mutual funds managed and distributed by the Company and its subsidiaries are required to register as investment companies under the 1940 Act; and

(viii) no consent, approval, authorization or order of, or filing with, any U.S. Federal or state governmental agency or body or court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as have been obtained and made under the Securities Act, the Exchange Act, the rules and regulations of the Commission, or the by-laws of the Financial Industry Regulatory Authority and such as may be required under any state securities laws.

Such counsel also shall state that (A) in such counsel’s opinion, the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) no facts have come to such counsel’s attention that have caused it to believe that the Registration Statement, when it became effective and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, as to which such counsel need express no view).

In making the statement referred to in the preceding paragraph, such counsel shall state that their opinion and the belief are based upon their participation in the preparation of the Registration Statement, the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the officers of the Company and its subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, upon opinions of local counsel, which opinions shall state that they believe both you and they are justified in relying upon such certificates and opinions.

(b) UBS shall have received an opinion, dated the date of the Prospectus, from Roger A. Craig, Vice President—Division General Counsel of the Company, to the effect that:

(i) except for that certain Intercompany Agreement dated as of March 10, 1997 and amended as of May 1, 1999 among the Company, Nationwide Mutual Insurance Company and Nationwide Corporation, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

(ii) none of the execution, delivery and performance of this Agreement and compliance by the Company with its obligations hereunder did or will result in a breach or violation of any of the terms or provisions of, or constitute a default under, or require the consent of any party under the charter, certificate or articles of incorporation, bylaws or code of regulations (or similar organizational documents), as the case may be, of any Material Subsidiary, any contract, indenture, mortgage, note, lease, agreement or other instrument to which the Company or any of its Material Subsidiaries is a party or by which any of them may be bound, or any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties or assets, or did or will result in the creation or imposition of any lien on the properties or assets of the Company or any of its Material Subsidiaries except for such breaches, conflicts, violations or defaults which would not have a Material Adverse Effect; and

(iii) each of the reports incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the Exchange Act; and such counsel has no reason to believe that any of such documents, when such documents were last amended or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the officers of the Company and its Material Subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction, upon the familiarity of attorneys employed by Nationwide Mutual Insurance Company, the ultimate controlling entity of the Company, under such counsel’s supervision. In addition, any opinion or statement in such opinion which is expressed “to my knowledge” or is otherwise qualified by words of like import means the conscious awareness of facts or other information by such counsel or lawyers under such counsel’s supervision who have actively participated in the preparation of such opinion.

(c) The Company shall have furnished to UBS a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the date of the Prospectus, to the effect that to their best knowledge after due inquiry:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the date of the Prospectus with the same effect as if made on the date of the Prospectus and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of the Prospectus;

(ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material change, or any development involving a prospective material change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(d) The Company shall have requested and caused KPMG LLP to have furnished to UBS, at the date of the Prospectus, a letter, substantially in the form heretofore approved by you.

(e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no Material Adverse Effect and there has been no change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, business affairs, properties or results of operations of, the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (iii) except for regular quarterly dividends on the Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of the Company in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, the effect of which is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

SECTION 6. Indemnification and Contribution. (a) Indemnification of UBS. The Company agrees to indemnify and hold harmless UBS, its partners, directors, officers, employees and agents, each person, if any, who controls UBS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the successors and assigns of all of the foregoing as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, (including the reasonable fees and disbursements of counsel chosen by UBS), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by UBS or Agent expressly for use in the Registration Statement, any preliminary prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Company, Directors and Officers. UBS agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to UBS or Agent or the terms of the offering furnished to the Company by UBS or Agent expressly for use in the Registration Statement, any preliminary prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus (or any amendment or supplement thereto).

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Section 6. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and

(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) Contribution.

(i) If the indemnification provided for in this Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of UBS on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(ii) The relative fault of the Company on the one hand and UBS and Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by UBS and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(iv) The Company and UBS agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

(v) Notwithstanding the provisions of this Section 6, in no case shall UBS and Agent be responsible for any amount in excess of the commission received pursuant to Section 2 of the Purchase Agreement.

(vi) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(vii) For purposes of this Section 6, each person, if any, who controls UBS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each partner, director, officer, employee and agent of UBS shall have the same rights to contribution as such party, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

(f) Survival. The indemnity and contribution agreements contained in this Section 6 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of UBS, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls UBS within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and UBS agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

SECTION 7. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, made or served if in writing and delivered personally, by telegram, by telecopy or sent by overnight courier, postage prepaid, to:

UBS AG, London Branch at:

c/o UBS Securities LLC

677 Washington Boulevard

Stamford, CT 06901

Attention of: Adam Frieman

Fax Number: 203-719-7031

With a copy to such address to attention of:

Legal and External Affairs

Attention of: Gordon S. Kiesling

Fax Number: 203-719-5627

the Company at:

Nationwide Financial Services, Inc.

One Nationwide Plaza

Columbus, Ohio 43215

Attention: Roger Green

Fax: 614-677-6688

With a copy to such address to attention of:

Office of General Counsel

Attention of: Denise L. Skingle

Fax: 614-249-2418

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. Notice given by telegram or telecopy shall be deemed delivered when evidence of the transmission is received by the sender and shall be confirmed in writing by overnight courier, postage prepaid. Notice given by overnight courier as set out above shall be deemed delivered the business day after the date the same is mailed.

SECTION 8. Parties at Interest. The Agreement herein set forth has been and are made solely for the benefit of UBS, Agent and the Company and to the extent provided in Section 6 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from UBS or Agent) shall acquire or have any right under or by virtue of this Agreement.

SECTION 9. No Fiduciary Relationship. The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and UBS and Agent, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, UBS and Agent and have been acting solely as principals and are not the financial advisors, agents or fiduciaries of the Company, or its affiliates, stockholders, creditors or employees or any other party; (iii) neither UBS nor Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such party has advised or is currently advising the Company on other matters) and neither UBS nor Agent has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) UBS and Agent and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and UBS and Agent have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) UBS and Agent have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 10. Entire Agreement. This Agreement and the Purchase Agreement constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 11. Survival. The representations, warranties, indemnities and agreements contained in this Agreement shall remain in full force and effect, regardless of any investigation by or on behalf of any party, and shall survive delivery of the Shares to UBS and resale of the Shares by UBS or any affiliated entity.

SECTION 12. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

SECTION 13. Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 14. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

SECTION 16. Successors and Assigns. This Agreement shall be binding upon UBS and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and UBS’ respective businesses and/or assets.

SECTION 17. Miscellaneous. UBS, an indirect, wholly-owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

A lending affiliate of UBS may have lending relationships with issuers of securities underwritten or privately placed by UBS. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS.

IN WITNESS WHEREOF, UBS and the Company have caused this Agreement to be duly authorized, executed and delivered as of the date first written above.

UBS AG, LONDON BRANCH

By:	/s/ Aaron Kim
Name:	Aaron Kim
Title:	Executive Director and Counsel

By:	/s/ Gordon Kiesling
Name:	Gordon Kiesling
Title:	Executive Director and Counsel

NATIONWIDE FINANCIAL SERVICES, INC.

By:	/s/ Timothy G. Frommeyer
Name:	Timothy G. Frommeyer
Title:	Senior Vice President and Chief Financial Officer

Schedule I

Registration Statement File No.:	333-132910

Free Writing Prospectuses: None

Annex 1

Material Subsidiaries

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Life Insurance Company of America